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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   February 19, 1998
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                         MDSI MOBILE DATA SOLUTIONS INC.
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             (Exact name of registrant as specified in its charter)


                                     Canada
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                 (State or other jurisdiction of incorporation)


        0-28968                                        Not applicable
   -------------------                           ----------------------------
(Commission File Number)                       (IRS Employer Identification No.)


135-10551 Shellbridge Way
Richmond, British Columbia, Canada                         V6X 2W9
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (604) 270-9939
                                                     -------------


                  -------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

               On February 19, 1998 the Registrant issued a press release announcing that it expects earnings for the first quarter ended March 31, 1998 to be below analysts' expectations due to delays in the signing of certain contracts.

(c)  Exhibits.

99.1           Press Release issued February 19, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               MDSI MOBILE DATA SOLUTIONS INC..



     March  5, 1998                            By      /s/ Erik Dysthe
------------------------                          ---------------------------
        Date                                           Erik Dysthe,
                                                       Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit
-------


99.1           Press Release issued February 19, 1998


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